                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) June 14, 2001


                          SALIX PHARMACEUTICALS, LTD.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                            British Virgin Islands
--------------------------------------------------------------------------------
                (State or other jurisdiction of incorporation)


              000-23265                                      94-3267443
-------------------------------------           --------------------------------
      (Commission file Number)                         (IRS Employer ID Number)


     8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina    27615
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code   (919) 862-1000
                                                    ----------------------------

Item 5.  Other Events and Regulation FD Disclosure

     On June 14, 2001, Salix Pharmaceuticals held its annual meeting of shareholders at which Salix Pharmaceuticals reviewed its accomplishments and recent developments.

     A copy of this press release is attached as an exhibit.

                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                SALIX PHARMACEUTICALS, LTD.



Date: June 15, 2001             By:  /s/ Adam C. Derbyshire
                                     ----------------------
                                     Adam C. Derbyshire
                                     Vice President and Chief Financial Officer